SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 11, 2011

KEYUAN PETROCHEMICALS, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-124837	45-0538522
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Qingshi Industrial Park
Ningbo Economic & Technological Development Zone
Ningbo, Zhejiang Province
P.R. China 315803
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(86) 574-8623-2955
 (ISSUER TELEPHONE NUMBER)

–––––––––––––––– Copies to: Hunter Taubman Weiss LLP 17 State Street, Floor 20 New York, NY 10004 Tel: 212-732-7184
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 12, 2011, Keyuan Petrochemicals, Inc. (the “Company”) received a letter from The NASDAQ HEARINGS (“NASDAQ HEARINGS”) notifying the Company that a hearing is scheduled to be held on August 25, 2011 before a Hearings Panel.

Item 7.01.  Regulation FD Disclosure.

On July 11, 2011, the Company filed a Form 8-K and issued a press release announcing  the results of an  interim report dated July 11, 2011 issued by the Investigation Team (defined below) of its Audit Committee regarding its investigation of certain Company sales and related revenues in fiscal 2010, which is one of the   material issues raised by its former auditor, KPMG,  in connection with the audit of the Company’s 2010 financial statements.

Based on the issues raised by KPMG, on March 31, 2011, our Audit Committee elected to commence an independent investigation ( the “Investigation”) of the issues raised and engaged the services of independent counsel, Pillsbury Winthrop Shaw Pittman LLP (“Pillsbury”), which in turn engaged the services of Deloitte Financial Advisory Services LLP (“Deloitte”), as independent forensic accountants, and King & Wood, as Audit Committee counsel in the People’s Republic of China (Pillsbury, Deloitte and King & Wood are collectively referred herein as “Investigation Team”).

In response to  questions raised concerning the Investigation Team’s interim report, referred to in the Company’s press release published on July 11, 2011 and included in its Interim Report on Form 8-K filed with the SEC on July 11, 2011, the Company would like to clarify the following points: (1) the final investigation has not been completed by the Investigation Team, (2) the Investigation Team was not in a position to determine that the Company's accounting for revenue from certain customers  had been "accounted for appropriately," as these are determinations to be made by the Company and its independent auditors,  (3) the interim report was issued by the Investigation Team to report its findings in connection with certain sales and customer transactions, neither Pillsbury, Deloitte, King & Wood nor the industry expert “separately verified the accuracy of information related to the Company's 2010 sales”,  and (4) the Investigation Team made no determination in the interim report that  the Company is on "solid financial footing."

Despite the fact that the Investigation has not yet been completed, the Company is pleased with the results of the Investigation Team’s interim report and will continue to use its best efforts to fully cooperate with the Investigation. The Company would also like to state that the contents of its Form 8-K filed on July 11, 2011, are accurate and no change is being made herein with regard to such filing, which investors should refer to with regard to the results of the preliminary interim report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keyuan Petrochemicals, Inc.

Date: July 13, 2011	By:	/s/ Chunfeng Tao
Name: Chunfeng Tao
Title: Chief Executive Officer